
SL 901/R

Corporate Presentation
March 2026

HARROW®

Your patients. **Our purpose.**

Safe Harbor

This presentation contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general, including the ongoing communications with the U.S. Food and Drug Administration related to compliance and quality plans at our resourcing facility in New Jersey; and physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation refers to non-GAAP financial measures, specifically adjusted EBITDA. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website. All content included in this presentation is intended for investors and the investment community and is not intended as marketing material or for use by healthcare professionals and their patients.

Diversified Provider of Ophthalmic Disease Management Solutions in North America

Largest U.S. portfolio of prescription ophthalmic products broadly covering the ophthalmic anatomy

Delivery Types: Injectable | Topical | Device

Product Categories: Buy & Bill | Branded | Generic | Over-the-Counter | Compounded

Disease Origins: Anterior | Posterior | Ocular Surface

Payer Types: Commercial | Government | Cash

Key revenue drivers are best-in-class products with large market opportunities

- vevye | Dry Eye Disease
- IHEEZO | Ocular Anesthesia
- Triesence | PF Corticosteroid (Inj.)
- Byooviz | Anti-VEGF | Mid-2026
- OPUVIZ™ | Anti-VEGF | Jan 2027
- G-MELT™ Drug Candidate | Sedation | 2028

Scalable commercial platform with an innovative market access & distribution model

- **Access** and **affordability** are foundational Harrow commitments
- **Access for All** programs ensure eligible patients can receive Harrow products for as low as $0, or a maximum of $59
- Harrow **commercial infrastructure** scales, allowing future acquisitions to "**plug-in**" begin to generate revenue and profits

Harrow was founded to advance the standard of eye care and deliver safe, effective, accessible, and affordable medications that enhance patient compliance and improve clinical outcomes

Investment Highlights

Durable Revenue Drivers and a 2026–2028 Pipeline Strengthening an Accelerating Growth Profile

vevye® (cyclosporine ophthalmic solution) 0.1%

- **62% revenue growth** Q4 2025 vs Q4 2024
- **Coverage win** with the **largest commercial PBM** started on 1/1/26; increase in Rx volumes expected
- **Doubling salesforce** by the end of Q2
- **Average of 9 refills** per covered patient (2024-25)

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

- **57% revenue** growth from Q4 2024 to Q4 2025
- Expansion to in-office market increases TAM with **>2.5 million new annual use cases**
- **49% YoY growth (2025)** in accounts ordering IHEEZO
- **Price improvement expected** in H2 2026

Triesence® (triamcinolone acetonide injectable suspension) 40 mg/mL

- **Largest quarterly revenue** since launch driven by increased revenue from launch into ocular inflammation
- Ocular inflammation **gaining momentum with growing percentage of Q4 unit volume driven from ocular surgery accounts**
- **Doubling salesforce**

Rare, Specialty, and Compounded Products

- High margin workhorse products
- Coding decision expected in Q2 for legacy product with unique application
- Launch of high margin PharmaPacks to replace compounded unit volumes
- Compounded backorder expected to be fully resolved (Q1 2026)

Near Term Commercial Launches

BYQLOVI (Topical Steroid) Q2 2026 launch
BYOOVIZ (Lucentis Anti-VEGF Biosimilar) mid-2026 launch
OPUVIZ (EYLEA Anti-VEGF Biosimilar) early 2027 launch

R&D Pipeline

G-MELT™ (MELT-300; Ketamine + Midazolam ODT)
YOCHIL™ (MELT-210; Midazolam ODT)
H-NO8 (Triamcinolone Acetonide)
CR-01 (Conjunctival Device)

Financials & Outlook

2025 Key Financial Metrics *(in thousands)*

Consolidated Revenues



36% Growth
'25 vs. '24
$272,303
Operating expenses expected to remain stable
$48,871
$72,476
$88,595
$130,193
$199,614
Q4 '25 $89.1
Q3 '25 $71.6
Q2 '25 $63.7
Q1 '25 $47.8
20
21
22
23
24
25

Adjusted EBITDA



54% Growth
'25 vs. '24
$61,923
$24.2 Adjusted EBITDA in Q4 2025
$5,715
$11,378
$13,017
$28,119
$40,327
20
21
22
23
24
25

$72.9 million in cash and cash equivalents as of December 31, 2025

(1) Adjusted EBITDA is defined as net income (loss), excluding the effects of stock-based compensation and expenses, impairment of intangible assets, interest, taxes, depreciation, amortization, investment (income) loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss). Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net income (loss) as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

Q4 & Full Year 2025 Key Growth Drivers Revenue

	vevye® (cyclosporine ophthalmic solution) 0.1%	IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%	Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL	Rare, Specialty, and Compounded
Q4 2025 Revenue	$25.9M	$35.9M	$5.1M	$22.2M
Q4'25 vs Q3'25 Growth	14%	64%	36%	-5%
FY 2025 Revenue	$88.7M	$81.3M	$9.9M	$92.3M
FY'25 vs FY'24 Growth	216%	65%	193%	-22%

2026 Financial Guidance

Full-Year 2026 Outlook

	H1	H2	Full-Year
Revenue	**$133M-$153M** (midpoint ~$143M)	**$203M-$226M** (midpoint ~$214.5M)	**$350M-$365M** (midpoint ~$357.5M)

	Full-Year
Adjusted EBITDA	**$80M-$100M** (midpoint ~$90M)

2026 Financial Guidance Phasing

	Q1	Q2	Q3	Q4
2024 Actual	~17%	~25%	~25%	~33%
2025 Actual	~18%	~23%	~26%	~33%
2026 Estimate	*2026 quarterly revenue mix expected to be modestly more weighted toward H2 vs. 2024 and 2025*			

Quarterly Dynamics

Q1

- Buy & Bill products working through Q4 stocking
  - **Estimate ~1.5 quarters** of IHEEZO stocking in Q4
  - Reduced percentage of overall IHEEZO units in the ASC
- **VEVYE improved coverage effective 1/1/26**, expected to drive higher volumes
- **Q1 impacted by higher high-deductible mix** impacting RSP portfolio + VEVYE

Q2

- **IHEEZO loses pass-through status on April 1, 2026**
  - ~30% of 2025 units from the ASC setting
  - **Growth in retina & expansion into the in-office market to off-set impact**
- **BYQLOVI launch; BYOOVIZ revenue begins**
- CMS coding decision on product in Rare, Specialty and Compounded Portfolio

Q3

- **Q3 typically brings modest, but broad seasonal softening** driven by summer scheduling and vacation patterns
- Q3 will include the **first full quarter of BYOOVIZ commercialization**
- **Begin recognizing impact from VEVYE & TRIESENCE salesforce investments**
- IHEEZO pricing improvement expected in H2

Q4

- **Largest quarter across the portfolio**, driven by:
  - Demand seeking to maximize volume tiers per rebate agreements, particularly with IHEEZO
  - Patients previously reaching out-of-pocket maximums
- Expected readout of data for a seminal supportive study for a product in our Rare, Specialty, and Compounded portfolio

← **R&D and SG&A expense expected to increase** →

Dry Eye Disease

- VEVYE
- FLAREX
- FRESHKOTE

Addressing Dry Eye Disease

vevye®
(cyclosporine ophthalmic solution) 0.1%

FDA-approved to treat the signs & symptoms of **Dry Eye Disease**

Intent to become the #1 cyclosporine-based DED prescription and eventually, the #1 DED prescription in the US

Flarex®
(fluorometholone acetate ophthalmic suspension) 0.1%

FDA-approved for use in the treatment of **steroid-responsive inflammatory** conditions of the palpebral and bulbar conjunctiva, cornea, and anterior segment of the eye

FRESHKOTE®
Preservative Free
LUBRICANT EYE DROPS

Patented through 2039, FRESHKOTE® Preservative Free (PF) is a lubricant eye drop that contains povidone and polyvinyl alcohol to supplement the eye's natural lipid layer, helping to **reduce tear evaporation** and retain eye surface moisture

Harrow has a broad portfolio of products addressing the large and growing U.S. market for anterior segment inflammation and dry eye disease

VEVYE – A Best-in-Class Solution for Dry Eye Disease

The first and only water-free cyclosporine to treat the signs and symptoms of dry eye disease

- In a pre-clinical ex-vivo corneal penetration study, VEVYE's vehicle delivered **~22x more cyclosporine** into the cornea than Restasis
- **Rapid Onset** – fastest working immunomodulator for dry eye demonstrated
- Clinically meaningful and statistically significant improvement in total corneal fluorescent staining by Day 15 with **lasting benefit out to 56 weeks**
- **Well-tolerated,** with 99.8% of patients experiencing no or mild instillation pain
- Orange book-listed patents with expiry in **2039**


NDC: 82667-900-02
Rx Only
vevye
(cyclosporine ophthalmic solution) 0.1%
For topical application in the eye
Sterile, Non-Preserved
2 mL
vevye
2 mL

DED Patient Population

Dry Eye prevalence is continuing to grow with aging populations, increased screen time and poor diets

- **37.1M** patients globally are estimated to be suffering from DED
- **28.1M** treating their dry eye with some form of medication
- **16.4M** people in the US have been diagnosed with DED
- **9.1M** treating dry eye with an Rx medication
  - **92%** of patients remain un- or under-treated due to limited efficacy and poor tolerability of many products on the market
  - Historically, many DED patients switch between therapies, leading to poor adherence and refill rates

VEVYE Q4 2025 Key Metrics

- **Sustained Momentum: 14%** increase in revenue in Q4 2025 vs Q3 2025
- **Robust Refill Rates Drive Durable Revenue:** Average covered patient refilled ~9 times in 2025[1]
- **Rapid Provider Expansion: +115% prescriber growth in 2025[2]**
- **Major Coverage Win:** Preferred status with the largest commercial PBM (effective Jan 1, 2026) expands access, accelerates TRx and NRx
- **Commercial Expansion:** on pace to double salesforce to 100 territories (sales reps) by June 2026
- **The compounding impact of NRx & high refill rates is expected to drive sustained revenue growth**

VEVYE Quarterly Revenue



$15,962,000
$21,500,000
$18,600,000
$22,600,000
$25,900,000
VAFA Began
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

1&2: Harrow Internal data + PhilRx data

Ocular Anesthesia

- IHEEZO

IHEEZO Overview

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

Sterile, single-patient-use, physician-administered, ophthalmic gel preparation for ocular surface anesthesia, approved by the FDA in September 2022

- **First approved** use in the U.S. ophthalmic market of chloroprocaine hydrochloride
- **First branded ocular anesthetic** approved for the U.S. market in nearly 14 years
- IHEEZO Reimbursement:
  - Permanent J-Code (J2403)
  - Transitional pass-through status through April 2026 for ASC
- >12 million annual U.S. ocular procedures requiring ocular surface anesthesia
- Inactive ingredient hydroxyethyl cellulose, typically used in eye lubricants/tears
- Two Orange Book listed patents; latest expiring in 2039

IHEEZO clinical studies demonstrated:

~1-1.5 Min.

IHEEZO worked rapidly

IHEEZO had lower pain scores vs tetracaine

~22 Min.

IHEEZO provided sufficient anesthesia to successfully perform the surgical procedure

No patient dosed with IHEEZO required a supplemental treatment to complete the surgical procedure

IHEEZO Q4 2025 Key Metrics

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

Year-over-Year Demand Improves Regardless of Q4 Stocking and Q1 Destocking

Highlights:

- **56% year-over-year unit demand growth**
- **49% year-over-year growth** in the number of accounts ordering IHEEZO[2]
- **~70% of 2025 unit volume driven by retina accounts**[3]
- **Improvement in net pricing** in effect H2 2026
- Agreements with all 4 major GPOs in retina space
- **85%** customer reorder rate[4]

Priorities

- Retina-specific clinical studies are ongoing to generate data to accelerate commercial execution
- Accelerate growth via breadth & depth
- New trials among retina specialists & in-office procedures
- Strengthen and improve physician and patient access


IHEEZO Quarterly Customer Unit Demand(1)
(May 2023 Launch)
Full Year 2025:
201,215
56% Growth
2025 vs. 2024
Full Year 2024:
128,685
28% Growth
Q4-25 vs. Q4-24
49,130
34,368
29,991
15,096
62,945
50,565
48,765
38,940
2024
2025
Q1
Q2
Q3
Q4

(1) Source: IQVIA 867 data

2,3,4: Harrow Internal data

Expanding the IHEEZO TAM: In-Office Setting

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

- **Expanding IHEEZO into the office-based setting** to materially increase the overall total addressable market (TAM) beyond retina
- **Positioned to accelerate demand and drive adoption** across high-frequency, anesthesia-relevant office procedures with established reimbursement pathways
- **Expected to fully-offset the impact of ASC pass-through expiration effective April 1, 2026**
- **Focused, dedicated commercial team** to execute the office-expansion strategy with discipline and speed
- **Leveraging Harrow's established office-based relationships** to efficiently scale awareness, access, and utilization

In-Office Procedure Volume

> 2.5M
total annual use cases*

Anesthesia-relevant, reimbursed procedures, such as:

- Non-retina intravitreal and subconjunctival injections
- YAG/laser and glaucoma laser procedures
- Foreign body removals, punctal plugs
- Select ocular surface and eyelid procedures

*CMS Medicare Physician & Other Practitioners (CY2023)

IHEEZO Retina Data Coming in 2026

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

Intravitreal Injection Investigator-Initiated Trial (IIT)

- **Prospective, Randomized clinical study**
  - Randomized 1:1 to receive either IHEEZO or proparacaine + subconjunctival lidocaine. Patients who receive bilateral intravitreal injections will select only one eye to participate in the trial. The fellow eye will be treated with standard of care
- **N=150, enrollment nearing completion**
- The investigators will assess and compare patient pain levels and ocular symptoms up to 24 hours following intravitreal injection, scoring pain associated with anesthetic administration and intravitreal injection at time of injection(s) as well as post-procedure pain and ocular symptoms at 4 hours and 24 hours post-injection.
- Data expected to be presented **at ASRS in July 2026 (Montreal)**

"At The Retina Institute, we are committed to reducing the burden of vision-saving therapy for our patients. Our group is conducting the first prospective, randomized trial evaluating IHEEZO against traditional subconjunctival lidocaine for intravitreal injections. We have been encouraged by what we've observed, and our patients on IHEEZO have reported meaningful improvements in their treatment experience. We look forward to sharing our data this summer with the global retina community at the ASRS meeting in Montréal."

Dr. Sabin Dang, MD
Vitreoretinal Surgeon / President
The Retina Institute, St. Louis

QUELL Intravitreal Injection Clinical Study

- **Phase 4, Multisite, Randomized, Double-Masked, Well-Controlled Study**
  - Non-inferiority comparison of topical ocular anesthesia of IHEZZO compared to routine anesthesia (topical proparacaine ophthalmic solution 0.5% combined with subconjunctival lidocaine 2%) for ocular surface anesthesia during intravitreal injection procedures
- **N=236, enrollment underway**
- **Primary endpoint**
  - Proportion of patients achieving successful ocular surface anesthesia immediately before and after intravitreal injection
  - Success defined as patient reported pain score 0 or 1 on a validated 5-point Verbal Descriptor Scale
    - Pain score defined as: 0 (no pain/discomfort) or 1 (pressure only, no pain)
- **Study duration 6-9 months**
- Study initiated in Q1 2026 with data expected in **Q4 2026**

Ocular Steroids

- TRIESENCE (Injectable)
- BYQLOVI (Topical)

Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL

TRIESENCE Overview

Description:[1]

- The only FDA-approved preservative-free synthetic corticosteroid with separate reimbursement in *all* traditional settings of care

Supply Chain:

- Five-year supply agreement with current CMO
- Next-generation product development underway

Reimbursement and Coverage:

- Product-specific J-Code (J-3300)
- Surgical and non-surgical indication affords unique reimbursement benefits
- Pass-through status granted by CMS effective April 1, 2025

Intellectual Property:

- Orange Book–listed patents, expiring in 2029

Development:

- Next generation version of TRIESENCE in development and expected in the market prior to patent expiration

Expansion Into Ocular Inflammation

- **7+ million annual potential U.S. use cases**
- **Strong early clinical feedback:**
  - Clear market positioning are driving momentum
  - Physicians report consistent favorable post-operative outcomes, and reduced dependence on patient eye drop compliance
- **TRIESENCE, the most affordable FDA-approved injectable ocular steroid**
  - Patient's out-of-pocket costs can be as low as ~$37 for government & private payers
- **TRIESENCE has broad coverage:**
  - 96% covered lives
  - 6% of patients require prior authorization
  - Reimbursement in all care settings (ASC, HOPD, and office)
- **Can reduce or eliminate the need for patient- or caregiver-administered steroid drops, improving compliance and reducing the overall post-operative burden**
- **Harrow's first product, a compounded injectable combination product containing triamcinolone acetonide, has sold over 1.5 million units**

(1) Data on visualization of vitrectomy obtained from Definitive Health 2023; data on posterior uveitis obtained from MedScape.

TRIESENCE Q4 2025 Key Metrics

Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL

Q4 Highlights:

- **Largest quarterly revenue** since Q4 2024 re-launch
- Retina use continues to grow
- Ocular inflammation is ramping and expected to drive majority of new volume going forward
- **~5x growth** in total unit volume year over year
- **36% Q/Q** 2025 revenue growth
- **Nearly half (~47%)** of Q4 ordering came from new accounts

2026 Priorities:

- Invest in data generation to expand the addressable market
- Doubling the ocular surgical salesforce to accelerate growth
- Ocular inflammation market is the largest market for TRIESENCE
- Focused on account breadth & depth
  - Deepen current retina and surgical account use
  - Drive new trials

TRIESENCE Quarterly Unit Demand[1]



2,999
4,444
5,615
9,650
10,377
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

(1) Internal + IQVIA data.

*CMS Medicare Physician & Other Practitioners (CY2023)

BYQLOVI – Best-in-Class Steroid

BYQLOVI

(clobetasol propionate ophthalmic suspension) 0.05%

First novel topical steroid marketed in over a decade

Description:

- BYQLOVI is an FDA-approved steroid to treat inflammation and pain after ocular surgery
- Super potent and unique steroid: BYQLOVI is the only FDA-approved ocular steroid that utilizes clobetasol
- **Best-in-class features:** robust clinical efficacy, proven safety profile, dosing (BID)
    - **Robust clinical efficacy:** over 80% of patients reported pain-free on the 4th day following surgery
    - **Proven safety profile:** low incidence of IOP elevation
    - **Dosing**: BID

Market:

- **> 7M** annual ophthalmic surgeries in the U.S.

Intellectual Property:

- 2 Orange Book–listed patents, expiring in **2036**

Launch in **Q2 2026**


BYQLOVI

Global Data, US Ophthalmic Procedures Count and Forecast to 2030 (Dec 2023)

Anti-VEGFs

- BYOOVIZ
- OPUVIZ

Best-in-Class anti-VEGF Biosimilars

Recently entered into an agreement with **Samsung Bioepis** to acquire U.S. commercials rights to portfolio of ophthalmic biosimilars, including **BYOOVIZ® (Lucentis Biosimilar) and OPUVIZ™ (Eylea Biosimilar)**

Byooviz™
(ranibizumab-nuna)
0.05mL injection

BYOOVIZ (ranibizumab-nuna) 0.05mL injection, the first FDA- approved LUCENTIS biosimilar

- Indicated for the treatment of patients with Neovascular (Wet) Age-Related Macular Degeneration (AMD), Macular Edema following Retinal Vein Occlusion (RVO), and Myopic Choroidal Neovascularization (mCNV)
- **Interchangeability status**

Harrow's U.S. launch expected in mid-2026

OPUVIZ™
(aflibercept-yszy)
0.05mL injection

OPUVIZ (aflibercept-yszy) 0.05mL injection, an FDA-approved EYLEA biosimilar

- Indicated for the treatment of patients with Wet AMD, Macular Edema following RVO, DME, and Diabetic Retinopathy (DR)
- **Interchangeability status**

Harrow's U.S. launch expected in January 2027

Fits in with existing commercial infrastructure & clinical synergy with IHEEZO (ocular anesthetic) & TRIESENCE (corticosteroid)

Harrow intends to take over commercialization of BYOOVIZ and OPUVIZ upon completion of transfer of commercialization rights expected by the end of 2025. Trademarks are Biogen's.

U.S. Ophthalmic Market Share-Anti-VEGFs

~8.5M Units Across All Products


Unit Volume[1]
2,550,000
850,000
1,445,000
680,000
2,550,000
425,000
Eylea
Eylea HD
Vabysmo
Lucentis
Avastin
Biosimilars

- Anti-VEGF market is dominated by EYLEA, LUCENTIS, VABYSMO, and compounded Avastin (used off-label)
- Annual spending for current therapies in the U.S. under Medicare Part B exceeds $4.2B[2] making it among the most expensive drug categories in the U.S.

BYOOVIZ (Lucentis) & OPUVIZ (Eylea) offer a compelling value proposition and cost-effective alternative to current Anti-VEGF therapies & compounded Avastin:

- An FDA-approved, clinically-validated on-label option offering consistency, proven safety, and reliable supply chain and pricing predictability
- Both products have **interchangeability status**
- Final products to be manufactured in the U.S.
- Well-positioned as a lower-cost anti-VEGF therapy offering an affordable and accessible alternative for patients

1. Company annual reports & Biopharma AVASTIN estimates
2. Review of Optometry

Rare, Specialty, and Compounded Products

Rare, Specialty, and Compounded

Specialty Steroids, NSAIDs, and Anti-Inflammatories

Flarex®
(fluorometholone acetate ophthalmic suspension) 0.1%

ILEVRO®
(nepafenac ophthalmic suspension) 0.3%

Maxidex®
(dexamethasone ophthalmic suspension) 0.1%

Nevanac®
(nepafenac ophthalmic suspension) 0.1%

Antihistamine, Antibiotics, and Antibiotic + Steroid Combination

Maxitrol®
(neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)

TobraDex® ST
(tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05%
FORMULATED WITH XanGen®

Vigamox®
(moxifloxacin HCl ophthalmic solution) 0.5% as base

ZERVIATE®
cetirizine ophthalmic solution, 0.24%
FORMULATED WITH HYDRELLA

Only FDA-approved Product for Vernal Keratoconjunctivitis

Verkazia®
cyclosporine ophthalmic emulsion 0.1%

Only FDA-approved anti-fungal; indicated for Fungal Keratitis and Fungal Blepharitis

Natacyn®
(natamycin ophthalmic suspension) 5%
Anti-Fungal Ophthalmic Suspension
Rx Only

Glaucoma and Intraocular Pressure (IOP) Control

IOPIDINE®
(apraclonidine hydrochloride ophthalmic solution)

Compounded Formulations

imprimis Rx®
A HARROW COMPANY

Recently Launched PharmaPack Program

- Expands affordable access to FDA-approved products for millions of post-surgical patients
- Decreases Harrow's operational complexity
- Improves gross margins



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+
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(nepafenac ophthalmic suspension) 0.1%
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PharmaPack Prime:
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TOBRADEX® ST
(tobramycin and dexamethasone ophthalmic suspension) 0.3%/0.05%
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HARROW

Pipeline

Harrow's Pipeline

Product	Indication	Stage of Development	Potential Launch	Development
G-MELT™ (MELT-300) (Ketamine + Midazolam ODT)	Procedural Sedation	End of Phase 3	**2028**	Internal
YOCHIL™ (MELT-210) (Midazolam ODT)	Sedation, Anxiolysis, and Amnesia	Phase 3	**2028**	Internal
H-N08 (Triamcinolone Acetonide)	Uveitis, Visualization during Vitrectomy	CMC Optimization	**2028**	Internal
CR-01 (Conjunctival Delivery Device)	Ocular Neoplasia (Rare Disease)	Proof of Concept Study	**2029**	External

G-MELT: IV- and Opioid-Free Procedural Sedation

Fixed dose sublingual tablet combining **3 mg midazolam** + **50 mg ketamine** (non-opioid), two known and proven FDA-approved molecules in a novel form

Technology

- Dissolves in seconds under the tongue, using proprietary Zydis® manufacturing technology exclusively licensed from Catalent
- Zydis® technology has been used in over 35 NDA-approved products spanning almost three decades

Administration

- Easy, quick absorption in the sublingual mucosa resulting in rapid, systemic circulation and better bioavailability profile than via GI tract absorption

Synergy

- Midazolam offsets the negative effects of ketamine

Targets and Expansion

- Initial target market of Cataract Surgery with the potential to expand.
  - Cataract surgeries are expected to be greater than 5 million annually in the US and over 20 million globally in the coming years[1]
- With an expanded label, **MELT-300 could impact over 100 million short-duration procedures in a number of large markets[2+]**

Next Steps

Remaining Ancillary Studies	*Initiated*
NDA Submission	H1 2027
Potential FDA Approval	H1 2028
Potential Launch	H2 2028

Other Pipeline Programs

YOCHIL™ (formerly, MELT-210)

Oral dissolving tablet: 3mg Midazolam

- MELT-210 served as the comparator for MELT-300 in clinical studies, using Zydis® proprietary technology, generating an extensive clinical dataset
- **Market Opportunity:** to be fully developed into a product intended for sedation, anxiolysis and amnesia prior to diagnostic, therapeutic or endoscopic procedures or before induction of anesthesia.
- **Next Steps:**
  - FDA meeting being scheduled
  - Potential for an additional PK clinical study
  - Potential 2028 launch

H-N08 (Triamcinolone Acetonide)

New Presentation and formulation optimization of TRIESENCE in a prefilled syringe (PFS) format

- New product with ease of use for surgeons and new "J" code for reimbursement
- Same label as current TRIESENCE; will require filing a new NDA as 505(b)2
- Possibility for new IP and additional exclusivity
- Signed engagement and long-term supply with the current CDMO to pursue a new PFS format
- Plan to launch in both retina & ocular inflammation market

CR-01 (Conjunctival Delivery Device)

Drug delivery device for treatment of rare disease oncology indication, a type of ocular neoplasia

- Phase 1/2a study of the device demonstrated safety and tolerability with high comfort scores
- CR-01, Conjunctival delivery device to deliver constant levels of the drug throughout treatment
  - Anticipated lower AEs as compared to drops administered intermittently due to intolerable AEs; promise of continuous treatment course without treatment holidays
- 10-15 patient proof of concept ex-US study underway
  - Read out in Q4, 2026

HARROW®

Your patients. Our purpose.

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Nashville, Tennessee 37215
Harrow.com

Mike Biega

Vice President of Investor Relations & Communications

mbiega@harrowinc.com

Direct: 617-913-8890



Your patients. Our purpose.